ARRAY Technologies Completes Acquisition of Affordable Wire Management, Expanding Balance-of-System Strategy
Strategic acquisition adds high margin cable management product portfolio, creating new growth opportunities across solar, energy storage, and datacenter applications

ALBUQUERQUE, NM, August 31, 2026—ARRAY Technologies (NASDAQ: ARRY) (“ARRAY” or the “Company”), a leading global provider of solar tracking technology and fixed-tilt products, foundation solutions, software systems and services, today announced the successful completion of its acquisition of Affordable Wire Management, LLC (“AWM”), a leading provider of wire management, cable protection, and balance-of-system solutions for utility-scale solar and energy storage projects.

The strategic acquisition broadens ARRAY’s portfolio of complementary balance-of-system solutions, strengthens its ability to serve utility-scale solar and distributed generation customers, and is expected to create new growth opportunities in battery energy storage and datacenter infrastructure.

“This is an important milestone for ARRAY and another step in our strategy to provide customers with a more comprehensive, integrated portfolio of solutions,” said Kevin G. Hostetler, Chief Executive Officer of ARRAY. “AWM brings innovative products, strong engineering capabilities, a reputation for quality and customer service, and an experienced and proven leadership team. Together, we believe we are better positioned to simplify project design and installation, improve system performance, and deliver greater value across solar, storage, and datacenter markets.”

AWM’s products organize, secure, and protect electrical wiring to improve system reliability, safety, installation efficiency, and long-term performance. Its proprietary designs are engineered to provide greater durability, enhanced thermal management, and lower resistive losses than conventional solutions.

“We are incredibly excited for AWM’s future as we officially join ARRAY,” said Scott Rand, Chief Executive Officer and co-founder of AWM. “ARRAY’s scale, customer relationships, and global reach provide a strong platform to accelerate our growth and bring AWM’s solutions to more customers. Our teams share a culture of innovation and a relentless focus on the customer, and we look forward to the opportunities ahead.”

“Combining AWM’s wire management and balance-of-system products with ARRAY’s tracking, fixed-tilt, and foundation platform creates compelling opportunities to deliver integrated solutions engineered to work together,” said Dan Smith, Chief Technology Officer and co-founder of AWM. “We believe this combination will enable us to simplify design, improve installation, and reduce costs for customers.”

The acquisition is expected to be at least high single digit accretive to ARRAY’s Adjusted EPS in the first year before synergies.

For more information about ARRAY Technologies and its industry-leading solar tracking solutions, visit www.arraytechinc.com.

Advisors & Additional Resources
Jefferies LLC acted as exclusive financial advisor, Jones Day acted as legal advisor, and Edelman Smithfield acted as strategic communications advisor to ARRAY. First Liberties Financial acted as exclusive financial advisor, and Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. acted as legal advisor to AWM.

Additional information regarding the transaction will be included in a Current Report on Form 8-K to be filed by ARRAY with the U.S. Securities and Exchange Commission (the “SEC”).

About Affordable Wire Management, LLC
Affordable Wire Management, LLC is a provider of wire management, cable protection, and balance-of-system solutions for the solar and energy storage industries, serving utility-scale and distributed generation customers across North America and select international markets.

About ARRAY Technologies
ARRAY Technologies (NASDAQ: ARRY) is a leading global provider of solar tracking technology and fixed-tilt systems to utility-scale and distributed generation customers who construct, develop, and operate solar photovoltaic sites. With solutions engineered to withstand harsh weather conditions, ARRAY’s high-quality solar trackers, fixed-tilt systems, software platforms, foundation solutions, and field services combine to maximize energy production and deliver value to our customers for the entire lifecycle of a project. Founded and headquartered in the United States, ARRAY is rooted in manufacturing and driven by technology – relying on its domestic manufacturing, diversified global supply chain, and customer-centric approach to design, deliver, commission, train, and support solar energy deployment around the world. For more news and information on ARRAY, please visit www.arraytechinc.com.

Forward-Looking Statements
This press release contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would,” or similar expressions and the negatives of those terms. These include statements regarding the acquisition of AWM, including the anticipated benefits and synergies, the anticipated impact on the Company’s business and future financial and operating results, and the timing of expected synergies and returns from the transaction. Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of risks and uncertainties, including without limitation: the Company’s ability to integrate AWM’s operations successfully and in the expected time period; the Company’s ability to achieve the strategic and other objectives relating to the transaction; risks relating to any unforeseen liabilities of AWM; changes in growth or the rate of growth in demand for solar energy projects; factors outside of our control affecting the variability and demand for solar energy, including but not limited to, the retail price of electricity, availability of in-demand components like high-voltage breakers, various policies related to the permitting and interconnection costs of solar plants, and the availability of incentives for solar energy and solar energy production systems, which makes it difficult to predict our future prospects; competitive pressures within our industry, competition from conventional and renewable energy sources; a loss of one or more of our significant customers, their inability to perform under their contracts, or their default in payment; a drop in the price of electricity derived from the utility grid or from alternative energy sources; fluctuations in our results of operations across fiscal periods, which could make our future performance difficult to predict and could cause our results of operations for a particular period to fall below expectations; any increase in interest rates, or a reduction in the availability of tax equity or project debt capital in the global financial markets, which could make it difficult for customers to finance the cost of a solar energy system and reduce the demand for our products; existing electric utility industry policies and regulations, and any subsequent changes or new related policies and regulations, including as a result of the One Big Beautiful Bill Act, which may present technical, regulatory and economic barriers to the purchase and use of solar energy systems and may significantly reduce demand for our products or harm our ability to compete; the interruption of the flow of materials from international vendors, which could disrupt our supply chain, including as a result of the imposition of new and/or additional duties, tariffs and other charges or restrictions on imports and exports; changes in the global trade environment, including the continuation or imposition of import tariffs or other import restrictions; geopolitical, macroeconomic and other market conditions unrelated to our operating performance including but not limited to a pandemic, the Ukraine-Russia war, attacks on shipping in the Red Sea and Straight of Hormuz, conflict in the Middle East, changing trade policies, and inflation and interest rates; our ability to convert our orders in backlog into revenue; the reduction, elimination or expiration, or our failure to optimize the benefits of government incentives for, or regulations mandating the use of, renewable energy and solar energy, particularly in relation to our competitors, which could reduce demand for solar energy systems; failure to, or incurrence of significant costs in order to, obtain, maintain, protect, defend or enforce, our intellectual property and other proprietary rights; delays in construction projects and any failure to manage our inventory; significant changes in the cost of raw materials; disruptions to transportation and logistics, including increases in shipping costs; defects or performance problems in our products, which could result in loss of customers, reputational damage and decreased revenue; delays, disruptions or quality control problems in our product development operations; our ability to retain our key personnel or failure to attract additional qualified personnel; additional business, financial, regulatory and competitive risks due to our continued planned expansion into new markets; cybersecurity or other data incidents, including unauthorized disclosure of personal or sensitive data or theft of confidential information and the use of artificial intelligence by cyber threat actors; a failure to maintain an effective system of integrated internal controls over financial reporting, which may impair our ability to report our financial results accurately; our substantial indebtedness, risks related to actual or threatened public health epidemics, pandemics, outbreaks or crises; changes to laws and regulations, including changes to tax laws and regulations, that are applied adversely to us or our customers; our ability to successfully integrate AWM into our existing operations, realize the anticipated benefits or synergies of the acquisition, and achieve strategic or other objectives relating to the acquisition; risks related to any unforeseen liabilities of AWM; and other factors listed and described in more detail in the section captioned “Risk Factors” in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and our other documents on file with the U.S. Securities and Exchange Commission, each of which can be found on our website, www.arraytechinc.com.

Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date of this press release. You should read this press release with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Non-GAAP Financial Information
This press release references certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles, including ARRAY’s Adjusted EPS. We define Adjusted net (loss) income as net (loss) income to common stockholders plus (i) amortization of intangibles, (ii) amortization of developed technology and backlog, (iii) amortization of debt discount and issuance costs, (iv) Series A preferred stock accretion, (v) equity-based compensation, (vi) change in fair value of contingent consideration, (vii) certain legal expenses, (viii) acquisition-related expenses, and (ix) income tax expense adjustments. We define Adjusted net (loss) income per common share as Adjusted net (loss) income divided by the basic and diluted weighted average number of shares outstanding for the applicable period.

Media Contact
Steven Kirsch
+1 505-738-6923
media@arraytechinc.com

Investor Relations Contact
ARRAY Technologies

Investor Relations
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